SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) NOVEMBER 17, 1995 (NOVEMBER 14, 1995)

                         BIG O TIRES, INC.
                (Exact name of registrant as specified in its charter)

          Nevada              1-8833              87-0392481
(State or other juris-   (Commission File No.)  (I.R.S. Employer
diction of incorporation)                     Identification No.)



     11755 East Peakview Avenue, Englewood, Colorado        80111
          (Address of principal executive offices)          (Zip Code)


     Registrant's telephone number including area code:  (303)  790-2800


                                                     16 Total Pages

ITEM 5. OTHER EVENTS.

In connection with the Agreement and Plan of Merger dated July 24, 1995 (the "Merger Agreement"), the Board of Directors of the Company (the "Board") received a written opinion from PaineWebber Incorporated, the financial advisor to the Investment Committee, stating that as of the date of the opinion, the merger consideration of $16.50 per share was fair, from a financial point of view to holders of the Company's Common Stock. The full text of the written opinion of PaineWebber, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken, is included as Exhibit (20.1) to this Current Report on Form 8-K and is incorporated herein by this reference. The foregoing does not purport to be complete and is qualified in its entirety by reference to the attached opinion.

At a meeting held on November 14, 1995, the Board approved various amendments to the Company Employee Stock Ownership Plan and Trust Agreement ("ESOP") most of which will only take effect after the consummation of the merger contemplated by the Merger Agreement. Included in such amendments is an amendment that sets forth procedures as to how the Common Stock held by the ESOP is to be voted on the Merger. Also, on November 14, 1995, the Board, upon the unanimous recommendation of the Investment Committee, approved amendments to the Merger Agreement to clarify the mechanics of how to accomplish the conversion of the Common Stock held by the ESOP which is to be converted into shares of BOTI Holdings, Inc. The full amendments to the ESOP and the Merger Agreement are included as exhibits to this Current Report on Form 8-K and are incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(10.1)      Second Amendment to Employee Stock Ownership Plan and Trust
Agreement of Big O Tires,       Inc., dated ____ November, 1995.

(10.2)      Amendment to Agreement and Plan of Merger dated as of November 14,
1995, between BOTI Holdings, Inc., a Nevada corporation (the "Parent"), BOTI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of the Parent (the "Purchaser"), and Big O Tires, Inc., a Nevada corporation (the "Company"), and amends the Agreement and Plan of Merger dated as of July 24, 1995.

(20.1)      Opinion Letter from PaineWebber Incorporated to the Board of
Directors of Big O Tires, Inc. dated November 14, 1995.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

Date:     November 17, 1995
                              BIG O TIRES, INC.

                              By: /s/ John E. Siipola
                                   John E. Siipola
                                   Member, Office of the Chief Executive
                                   and Chairman of the Board of Directors

                                       EXHIBITS

(10.1)    Second Amendment to Employee Stock Ownership Plan and Trust Agreement
of Big O Tires, Inc., dated ____ November, 1995.

(10.2) Amendment to Agreement and Plan of Merger dated as of November 14, 1995, between BOTI Holdings, Inc., a Nevada corporation (the "Parent"), BOTI Acquisition Corp., a Nevada corporation and a wholly owned subsidiary of the Parent (the "Purchaser"), and Big O Tires, Inc., a Nevada corporation (the "Company"), and amends the Agreement and Plan of Merger dated as of July 24, 1995.

(20.1)    Opinion Letter from PaineWebber Incorporated to the Board of Directors of Big O Tires, Inc. dated November 14, 1995.